National Penn Bancshares, Inc. (NPBC)

Consistent Performance

♦

Well-Positioned for Growth

November 13, 2014

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Safe Harbor Regarding Forward Looking Statements

This presentation contains forward-looking information about National Penn Bancshares, Inc. that is intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. These statements can be identified by the use of forward-looking terminology such as "believe," "expect," "may," "will," "should," "project," "could," "plan," "goal," "potential," "pro forma," "seek," "intend," or "anticipate" or the negative thereof or comparable terminology, and include discussions of strategy, financial projections, guidance and estimates (including their underlying assumptions), statements regarding plans, objectives, expectations or consequences of announced transactions, and statements about the future performance, operations, products and services of National Penn and its subsidiaries. National Penn cautions readers not to place undue reliance on these statements. National Penn's business and operations are subject to a variety of risks, uncertainties and other factors. Consequently, actual results and experience may materially differ from those contained in any forward-looking statements. Such risks, uncertainties and other factors that could cause actual results and experience to differ from those projected include, but are not limited to, the following: difficult conditions in the capital markets and the economy generally, regulatory requirements or other actions mandated by National Penn's regulators, recent and ongoing changes to the state and federal regulatory schemes under which National Penn and other financial services companies operate (including the Dodd-Frank Act and regulations adopted or to be adopted to implement that Act), delayed improvement in the credit quality of loans, the effect of credit risk exposure, the ability to strategically manage our capital position and to raise capital, allowance for loan losses may prove inadequate, variations in interest rates, unanticipated costs from our corporate relocation plan, the geographic concentration of National Penn's operations, declines in the value of National Penn's assets and the effect of any resulting impairment charges, competition for personnel and from other financial institutions, interruptions or breaches of National Penn's security systems, the development and maintenance of National Penn's information technology, potential dilution of National Penn's shareholders, the ability of National Penn and its subsidiaries to pay dividends, severe weather and natural disasters, and the nature and frequency of litigation and other similar proceedings to which National Penn may be a party. These risks and others are described in greater detail in National Penn's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in National Penn's Quarterly Reports on Form 10-Q and other documents filed by National Penn with the SEC after the date thereof. National Penn makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances occurring or existing after the date any forward-looking statement is made.

Non-GAAP Financial Measures

This presentation contains supplemental financial information determined by methods other than in accordance with Accounting Principles Generally Accepted in the United States of America ("GAAP"). National Penn's management uses these non-GAAP measures in its analysis of National Penn's performance. These measures should not be considered a substitute for GAAP basis measures nor should they be viewed as a substitute for operating results determined in accordance with GAAP. Management believes the presentation of the following non-GAAP financial measures, which exclude the impact of the specified items, provides useful supplemental information that is essential to a proper understanding of the financial results of National Penn.

- *Tangible common equity excludes goodwill and intangible assets and preferred equity. Banking and financial institution regulators also exclude goodwill and intangible assets from shareholders' equity when assessing the capital adequacy of a financial institution. Tangible common equity provides a method to assess the Company's tangible capital trends.*
- *Tangible book value expresses tangible common equity on a per share basis. Tangible book value provides a method to assess the level of tangible net assets on a per share basis.*
- *Adjusted net income and adjusted return on average assets exclude the effects of certain gains and losses, adjusted for taxes when applicable. Adjusted net income and adjusted return on average assets provide methods to assess earnings performance by excluding items that management believes are not comparable among the periods presented.*
- *Efficiency ratio expresses operating expenses as a percentage of fully-taxable equivalent net interest income plus non-interest income. Operating expenses exclude items from non-interest expense that management believes are not comparable among the periods presented. Non-interest income is also adjusted to exclude items that management believes are not comparable among the periods presented. Efficiency ratio is used as a method for management to assess its operating expense level and to compare to financial institutions of varying sizes.*

Management believes the use of non-GAAP measures will help readers compare National Penn's current results to those of prior periods as presented in the accompanying Financial Highlights and financial data tables.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

National Penn Bancshares, Inc. (NPBC)
Leading Community Bank in Eastern PA



Scranton
NEW YORK
New York City
State College
PENNSYLVANIA
Allentown
Pittsburgh
Harrisburg
Trenton
Philadelphia
NEW JERSEY
Wilmington
MARYLAND
Baltimore
DELAWARE

Franchise

- Branches: 127
- Assets: $9.4 Billion
- Deposits: $7.0 Billion
- J.D Power & Associates top-10 ranking in 2014 study
- Selected for Forbes 2014 Best Banks in America list
- Recognized as a "5-Star Superior Bank" by Bauer Financial Inc.
- Ranked #15 among 88 banks with $5 billion to $50 billion in assets on Bank Director's 2014 Bank Performance Scorecard



strategic
Solid advice from great advisors

OUR VISION

National Penn will be the most highly regarded financial institution within the markets it serves.

OUR MISSION

Serve our customers enthusiastically; with the highest ethical standards, ensure a good return on investment for our shareholders; and create and maintain an energized culture for our employees.

Market Data

- Current Price: $10.26
- Market Cap: $1.5 Billion
- 52 week range: $9.17 - $11.63
- Insider Ownership: ~16%
- Dividend Yield: 4.29%
- Trading Multiples:
  - Price/LTM EPS: 15.1x
  - Price/TBV: 169%

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Insider ownership through June 30, 2014. Market data per SNL as of November 7, 2014.

Concentrated Franchise Leading All Other Community Banks in the National Penn Market

Rank 2014	Parent Company Name	Proforma* Deposts in Market	Proforma* Market Share (%)
1	Wells Fargo & Co.	$ 35,263,760	18.49
2	PNC Financial Services Group Inc.	21,626,017	11.34
3	Toronto-Dominion Bank	18,385,699	9.64
4	Royal Bank of Scotland Group Plc	14,961,827	7.85
5	Bank of America Corp.	12,925,435	6.78
6	Banco Santander SA	9,308,163	4.88
7	**National Penn Bancshares Inc.**	**6,859,596**	**3.60**
8	M&T Bank Corp.	6,505,482	3.41
9	Susquehanna Bancshares Inc.	6,381,117	3.35
10	Fulton Financial Corp.	5,675,354	2.98
11	Beneficial Mutual Bancorp Inc. (MHC)	3,307,870	1.73
12	Customers Bancorp Inc.	2,929,199	1.54
13	First Niagara Financial Group Inc.	2,690,984	1.41
14	Univest Corp. of Pennsylvania	2,186,822	1.15
15	Investors Bancorp Inc.	2,172,983	1.14

* Pro forma includes TF Financial deposits. Source: SNL Financial / FDIC – pro-forma data as of June 30, 2014. Dollars in thousands.
Total NPBC PA, NJ, MD market areas by county

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

TF Financial Corporation Acquisition*

Continuing to Build Long-Term Shareholder Value


Philadelphia
NPBC
THRD

- Consistent with acquisition strategy
- Leverages capital base
- Enhances franchise value
- Conservative risk profile
- Relevant size
- Accretes EPS $0.04**

*Closed October 24, 2014.

**Expected EPS accretion after realization of estimated 40% cost savings.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

NPBC Senior Debt Issuance
Continuing to Build Long-Term Shareholder Value

- 10-year holding company senior debt
- 4.25% fixed coupon (10-Yr Treasury + 175)
- $125 MM issued
  - Upsized, increased from $100MM
- "A-" senior debt rating from Kroll
  - "A" rating at the bank
- Provides for long-term strategic flexibility
- Closed September 16, 2014

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Enhancing Holding Company Liquidity
Continuing to Build Long-Term Shareholder Value

		($millions)
Sources:	Permanent return of capital from bank	$100
	Senior debt offering	125
	TF acquisition structure	39
		$264
Uses:	Cash portion of TF acquisition	$(58)

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Holding Company Liquidity – NPBC Cash
Continuing to Build Long-Term Shareholder Value



($millions)
$300
$250
$200
$150
$100
$50
$-
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14*

*Pro forma for TF Financial acquisition.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance
Sustained Earnings Performance and Strong ROAA Trend


$0.20
$0.15
$0.10
$0.05
$0.00
1.60%
1.20%
0.80%
0.40%
0.00%
$0.17
$0.17
$0.16
$0.19
$0.18
1.17%
1.19%
1.09%
1.23%
1.17%
Q3 2013
Q4 2013*
Q1 2014
Q2 2014
Q3 2014
Earnings Per Share
ROAA

* Adjusted EPS and ROAA; refer to Appendix for calculation of non-GAAP measures.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance
Sustained Strong Return on Assets


Reported ROAA YTD 2014
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.16%
1.05%
0.97%
0.97%
0.94%
0.93%
0.92%
0.92%
0.88%
0.87%
0.81%
0.78%
0.71%
0.90%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average


NPBC ROAA
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.03%
1.17%
1.18%
1.16%
2011*
2012
2013*
YTD 2014

Refer to Appendix for calculation of non-GAAP measures and peer listing. NPBC YTD as of September 30, 2014. Peer data per SNL through June 30, 2014.
* Adjusted ROAA

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance
Disciplined Growth of Quality Loans



($millions)
Commercial Loans
$4,000
$3,750
$3,500
$3,250
$3,000
$3,607
$3,714
$3,753
YOY Commercial Loans Grew 4.0%
Q3 2013
Q2 2014
Q3 2014



($millions)
Consumer Loans
$2,000
$1,600
$1,200
$800
$400
$0
$1,676
$1,692
$1,717
YOY Consumer Loans Grew 2.5%
$655
$660
$665
Q3 2013
Q2 2014
Q3 2014
Total Consumer Loans
Mortgages



($millions)
Total Loans
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$5,283
$5,406
$5,470
YOY Total Loans Grew 3.5%
Q3 2013
Q2 2014
Q3 2014

Q3 2014: Annualized loan growth of 5%

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance

Disciplined Operating Expense* Management



Reported Efficiency Ratio YTD 2014
80%
75%
70%
65%
60%
55%
50%
45%
40%
66.56%
57.95%
58.10%
61.59%
64.63%
65.09%
65.90%
66.24%
67.10%
67.12%
68.91%
70.43%
71.80%
71.80%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average



NPBC Core Non-Interest Expense and Efficiency Ratio
($millions)
$300
$250
$200
$150
$100
$50
$-
70%
65%
60%
55%
50%
45%
40%
35%
30%
59.61%
58.78%
59.03%
57.12%
57.80%
57.95%
$227
$226
$221
$210
$211
$209
2009-YTD 2014 CAGR (1.60)%
2009
2010
2011
2012
2013
YTD 2014**
Core Non-Interest Expense*
Efficiency Ratio*

Refer to Appendix for calculation of non-GAAP measures and peer listing. NPBC YTD as of September 30, 2014. Peer data per SNL through June 30, 2014.

* Excludes expenses related to Christiana Bank & Trust from 2009 acquisition through divestiture in 2010 and non-recurring items

** YTD 2014 through September 30, 2014 annualized

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Consistent High-Level Financial Performance
Stable Margin in a Historically Low Rate Environment



Reported Net Interest Margin YTD 2014
5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
3.63%
4.37%
4.09%
3.73%
3.66%
3.66%
3.62%
3.58%
3.58%
3.56%
3.43%
3.42%
3.27%
3.21%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
NPBC
Peer 10
Peer 11
Peer 12
NIM Includes Purchase Accounting
Peer Average



NPBC Net Interest Margin
(FTE)
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.52%
3.50%
3.51%
3.43%
2011
2012
2013
YTD 2014

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Refer to Appendix peer listing. NPBC YTD as of September 30, 2014. Peer data per SNL through September 30, 2014.

Consistent High-Level Financial Performance
Diversified Revenue Sources



Non Interest Income / Operating Revenue YTD 2014
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
26.98%
39.86%
37.84%
29.92%
29.33%
28.48%
26.79%
26.76%
26.24%
24.29%
23.86%
23.18%
22.21%
11.71%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
NPBC
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average



NPBC Non Interest Income / Operating Revenue
30%
25%
20%
15%
10%
5%
0%
25.71%
27.17%
27.79%
26.76%
2011
2012
2013
YTD 2014

Refer to Appendix peer listing. NPBC YTD as of September 30, 2014. Peer data per SNL through September 30, 2014.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Total Return Alternative which Manages Capital Effectively

NPBC Repurchased 10% of Shares Over 2 Years

2012 Repurchase Plan	Detail
Shares Repurchased	7.5 million
Percent of Outstanding	~5%
Aggregate Purchase Price	$67.5 million

January 28, 2014: Warburg Pincus Shares	Detail
Shares Repurchased	7 million
Percent of Outstanding	~5%
Aggregate Purchase Price	$75.4 million
Warburg Pincus remaining ownership	13.6%

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Total Return Alternative which Manages Capital Effectively

Dividend Payout Ratio YTD 2014



80%
70%
60%
50%
40%
30%
20%
10%
0%
73.33%
61.02%
62.26%
56.60%
48.94%
47.14%
46.60%
46.34%
40.98%
37.50%
31.51%
19.02%
13.45%
NM
42.4%
Peer 1
Peer 2
NPBC
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Proforma for Q4 2014 Dividend
Peer Average

Refer to Appendix peer listing. NPBC YTD as of September 30, 2014. Peer data per SNL through September 30, 2014 (Average excludes NM).

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Total Return Alternative which Manages Capital Effectively

Dividend Yield



5%
4%
3%
2%
1%
0%
4.41%
4.30%
4.29%
3.75%
3.73%
3.66%
3.47%
2.99%
2.67%
1.88%
1.77%
1.33%
0.86%
2.90%
Peer 1
Peer 2
NPBC
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Refer to Appendix for peer listing. Peer data per SNL as of November 7, 2014.

Total Return Alternative which Manages Capital Effectively

Strong Capital Levels


TCE / TA
12%
10%
8%
6%
4%
2%
0%
8.36%
10.09%
10.03%
9.81%
9.52%
9.50%
8.69%
8.51%
8.42%
7.96%
7.89%
7.15%
6.73%
6.13%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average


NPBC TCE/TA
15%
12%
9%
6%
3%
0%
11.04%
10.80%
10.41%
10.09%
2011
2012
2013
Q3 2014

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Refer to Appendix peer listing. NPBC YTD as of September 30, 2014. Peer data per SNL through June 30, 2014.

Total Return Alternative which Manages Capital Effectively

TF Financial Acquisition Prudently Leveraged Capital



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
16.89%
14.38%
10.61%
15.89%
13.44%
10.03%
16.02%
13.57%
10.09%
15.32%
12.97%
9.56%
Q3 2013
Q2 2014
Q3 2014
Q3 2014 Pro Forma w/ TF Financial***
Tangible Common Equity* / Tangible Assets Ratio
Tier 1 Common Ratio
Total Risk-Based Capital Ratio



($millions)
"Excess"Capital
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
Tier 1 Leverage
Tier 1 Risk-Based
Total Risk-Based Capital
Capital at June 30, 2014 in Excess of "Well Capitalized" + 250bp
Capital at September 30, 2014 in Excess of "Well Capitalized" + 250bp
Pro Forma Capital at September 30, 2014 in Excess of "Well Capitalized" + 250bp with TF Financial***



Tier 1 Common Ratio vs. Peer Mean
20.0%
15.0%
10.0%
5.0%
0.0%
13.57%
11.05%
Q3 2014
Peer Mean**

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

* Refer to Appendix for reconciliation of Non-GAAP measure.
** Peer mean as of June 30, 2014. Refer to Appendix for listing of peers.
***TF Financial Corporation financial data used in pro forma capital is as of June 30, 2014.

Total Return Alternative which Manages Capital Effectively

Consistent Earnings with Capital Management Enhances ROATCE


ROATCE YTD 2014
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.79%
13.32%
12.35%
11.95%
11.65%
11.62%
11.57%
11.51%
10.62%
10.00%
9.94%
9.78%
9.77%
11.41%
Peer 1
Peer 2
Peer 3
NPBC
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average


NPBC ROATCE*
15%
12%
9%
6%
3%
0%
10.49%
10.66%
11.36%
11.95%
2011
2012
2013
YTD 2014

Refer to Appendix for calculation of non-GAAP measures and peer listing. NPBC YTD as of September 30, 2014. Peer data per SNL through June 30, 2014.

* Adjusted ROATCE

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

Investment Considerations
Proactive Management Team with a Focus on Shareholder Returns



Insider / Stakeholder Total Ownership
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
15.54%
10.91%
9.39%
6.07%
5.35%
3.13%
2.69%
2.09%
2.08%
1.64%
1.48%
1.19%
1.13%
3.93%
NPBC
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average

NPBC Insider Ownership	
Warburg Pincus and Independent Directors:	14.57%
Executive Management:	0.93%

Refer to Appendix peer listing. Peer data per SNL through June 30, 2014.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Investment Considerations

Proactive Management Team that Delivers on Strategic Objectives

2012 – 2014

- ✓ Executed 5% share repurchase program in 2012
- ✓ Increased common dividend from $0.09 - $0.40 (through Q3 2014)
- ✓ Redeemed $65 million of National Penn 7.85% retail TruPS
- ✓ Restructured $400 million of high-cost FHLB borrowings
- ✓ Rebranded all divisions as National Penn
- ✓ Announced relocation of corporate headquarters to Two City Center, Allentown, PA
- ✓ Announced expense restructuring including branch rationalization
- ✓ Repurchased 7 million of Warburg Pincus common shares (Q1 2014)
- ✓ Completed $100 million permanent return of capital from bank (Q3 2014)
- ✓ Completed $125 million Holding Company Senior Debt issuance (Q3 2014)
- ✓ Completed TF Financial acquisition and systems integration (Q4 2014)
  - $39 million of additional holding company liquidity provided through TF acquisition structure
- ✓ Increased common stock cash dividend by 10% from $0.10 in Q3 2014 to $0.11 in Q4 2014

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Investment Considerations

“Fortress” like Balance Sheet - Superior Asset Quality


($millions)
Classified Loans
$300
$250
$200
$150
$100
$50
$219
$192
$174
$174
$170
YOY 22% Decline in Classified Loans
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014


($millions)
Net Loan Charge-Offs &
Provision for Loan Losses
$7.5
$5.0
$2.5
$0.0
$5.0
$1.25
$5.4
$1.0
$4.4
$1.25
$3.4
$0
$1.9
$1.0
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Net Charge-Offs
Provision


Allowance / Non-Performing Loans
250%
200%
150%
100%
50%
0%
207%
99%
Q3 2014
Peer Mean*


Non-Performing Loans / Total Loans
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
0.78%
1.32%
Q3 2014
Peer Mean*

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

* Peer mean as of 6/30/2014. Refer to Appendix for listing of peers

Investment Considerations

"Fortress" like Balance Sheet - Total Risk Based Capital Ratio


Risk Based Capital Ratio
20.00%
18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.59%
17.18%
16.02%
14.84%
14.74%
14.54%
14.35%
13.90%
13.27%
13.15%
12.30%
12.20%
11.89%
11.53%
Peer 1
NPBC
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer Average


NPBC
Risk Based Capital Ratio
20.00%
16.00%
12.00%
8.00%
4.00%
0.00%
18.38%
17.80%
16.72%
16.02%
2011
2012
2013
Q3 2014

Refer to Appendix peer listing. NPBC YTD as of September 30, 2014. Peer data per SNL through June 30, 2014.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic View

Option Rich Strategic Perspective - Mid-Atlantic Region M&A Opportunity



Scranton
State College
PENNSYLVANIA
Allentown
NEW YORK
New York City
Pittsburgh
Harrisburg
Trenton
Philadelphia
NEW JERSEY
Wilmington
MARYLAND
Baltimore
DELAWARE

# Banking Institutions*	
Delaware	7
Maryland	69
New Jersey	100
Pennsylvania	186

* Source: # Banking Institutions per SNL Financial – August 13, 2014

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic View

Option Rich Strategic Perspective - Strategic M&A Considerations

- ✓ Relevant size
- ✓ Relative risk
- ✓ Operating leverage
- ✓ Franchise value

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Strategic View
Option Rich Strategic Perspective - Overview


Capital Management Opportunities
Dividends
(Dividend Yield & Payout Ratio exceed peer averages)
Share Repurchase
(10% repurchased since 2012)
Organic Growth
M&A
(TF Financial transaction completed Q4 2014)

Strategic View
Building Long-Term Shareholder Value

Total Return

Capital Management Opportunities

Balance Sheet Management Opportunities

Solid and Consistent Financial Performance

Balance Sheet Strength

Strength of the Franchise

NPBC will be the most highly regarded financial institution within the markets it serves.

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

Total Return Alternative which Manages Capital Effectively

NPBC Total Annual Return



18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
15.76%
15.64%
8.06%
6.69%
Total Annual Return Since Jan 1, 2010
NPBC
S&P 600 Financials Index
Mean - Peers with Stock Appreciation
Mean - All Peers

Source: Annual Equivalent Total Return per Bloomberg through close October 31, 2014
Refer to Appendix for peer listing

NATIONAL PENN
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Appendix

NPBC Peer Group*

Peer	Ticker	Assets as of 9/30/14 ($billions)
Bancorp South, Inc.	BXS	$13.1
F.N.B Corporation	FNB	15.8
First Midwest Bancorp, Inc	FMBI	9.1
First Niagara Financial Group, Inc.	FNFG	38.2
FirstMerit Corporation	FMER	24.6
Fulton Financial Corporation	FULT	17.2
MB Financial, Inc.	MBFI	14.5
Old National Bancorp	ONB	11.2
Susquehanna Bancshares, Inc.	SUSQ	18.6
Trustmark Corporation	TRMK	12.1
Valley National Bancorp	VLY	16.7
Wintrust Financial Corp	WTFC	19.2

* Note: Consistent peer group since 2009. Wilmington Trust (WL) eliminated from peer data beginning with data for Q1 2011 due to acquisition by M&T
Whitney Holding Company (WTNY) eliminated from peer data beginning with 2Q 2011 due to acquisition by Hancock Holding Co. (HBHC)

NATIONAL PENN
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Reconciliation of Non-GAAP Measures

Adjusted Earnings per Diluted Share	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q3 2014
Net income	$ 0.17	$ 0.15	$ 0.16	$ 0.19	$ 0.18
After-tax adjustments:					
Corporate reorganization expense	-	0.03	-	-	-
Adjusted net income*	$ 0.17	$ 0.17	$ 0.16	$ 0.19	$ 0.18

($millions)

Adjusted Return on Average Assets	Q3 2013	Q4 2013	Q1 2014	Q2 2014	Q2 2014
Net income	$ 24.6	$ 21.2	$ 22.7	$ 26.2	$ 25.3
After-tax adjustments:					
Corporate reorganization expense	-	3.9	-	-	-
Adjusted net income	$ 24.6	$ 25.1	$ 22.7	$ 26.2	$ 25.3
Average Assets	$ 8,310.6	$ 8,385.1	$ 8,479.7	$ 8,512.8	$ 8,569.6
Adjusted ROAA	1.17%	1.19%	1.09%	1.23%	1.17%

* Difference in summation of Q4 2013 adjusted net income per share due to rounding.

NATIONAL PENN
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Reconciliation of Non-GAAP Measures

($millions)

Adjusted Return on Average Assets	2011	2012	2013	YTD 2014
Net income	$ 84.4	$ 98.9	$ 53.4	$ 74.2
After-tax adjustments:				
Unrealized FV gain (loss) on subordinated debentures	1.6	-	(1.4)	-
Corporate reorganization expense	1.4	-	3.9	-
Accelerated accretion from redemption of preferred stock	1.5	-	-	-
Loss on debt extinguishment	-	-	42.2	-
Adjusted net income	$ 88.9	$ 98.9	$ 98.1	$ 74.2
Average Assets	$ 8,603.25	$ 8,424.32	$ 8,330.41	$ 8,521.03
Adjusted ROAA	1.03%	1.17%	1.18%	1.16%

($millions)

Adjusted Return on Average Tangible Common Equity	2011	2012	2013	YTD 2014
Net income	$ 84.4	$ 98.9	$ 53.4	$ 74.2
After-tax adjustments:				
Unrealized FV gain (loss) on subordinated debentures	1.6	-	(1.4)	-
Corporate reorganization expense	1.4	-	3.9	-
Accelerated accretion from redemption of preferred stock	1.5	-	-	-
Loss on debt extinguishment	-	-	42.2	-
Adjusted net income	$ 88.9	$ 98.9	$ 98.1	$ 74.2
Average Tangible Common equity	$ 848	$ 928	$ 863	$ 830
Adjusted ROAE	10.49%	10.66%	11.36%	11.95%

NATIONAL PENN
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Reconciliation of Non-GAAP Measures

($millions)

Operating expense and efficiency ratio	2009	2010	2011	2012	2013	YTD 2014
Non-interest expense	$ 508.6	$ 241.7	$ 223.4	$ 210.3	$ 281.9	$ 156.6
Less:						
Fraud Recovery	(4.0)	-	-	-	-	-
Goodwill impairment	275.0	8.3	-	-	-	-
FDIC Special Assessment	4.6	-	-	-	-	-
SERP accrual	2.0	-	-	-	-	-
Loss on debt extinguishment**	-	-	-	-	64.9	-
Corporate reorganization expense	-	-	2.2	-	6.0	-
Operating expenses	$ 231.0	$ 233.4	$ 221.2	$ 210.3	$ 211.0	$ 156.6
Christiana Bank and Trust	4.3	7.7	-	-	-	-
Core non-interest expense	$ 226.7	$ 225.7	$ 221.2	$ 210.3	$ 211.0	$ 156.6
Net interest income (taxable equivalent)	$ 275.2	$ 292.6	$ 280.0	$ 272.6	$ 269.2	$ 201.5
Non-interest income	(1.5)	98.2	91.2	96.0	98.1	68.7
Less:						
Gain on pension plan curtailment	-	4.1	-	-	-	-
Net losses from fair value changes	(4.4)	(10.4)	-	-	-	-
Loss on sale of SNC loans	(6.0)	-	-	-	-	-
Gain on sale of wealth unit	1.2	-	-	-	-	-
Loss on sale of building	-	-	(1.0)	-	-	-
Loss on debt extinguishment	-	-	(2.6)	-	-	-
Net (losses) gains on FV changes of subordinated debentures*	-	-	(2.5)	0.7	2.1	-
Net (losses) gains on investment securities / impairment / CDO loss	(104.6)	-	2.7	(0.3)	0.1	-
Adjusted revenue	$ 387.6	$ 397.1	$ 374.7	$ 368.2	$ 365.1	$ 270.2
Efficiency Ratio	59.61%	58.78%	59.03%	57.12%	57.80%	57.95%

* TruPS redemption – Q1 2013

** FHLB repayment – Q1 2013

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Reconciliation of Non-GAAP Measures

($millions)

Tangible Common Equity/Tangible Assets	2011	2012	2013	Q3 2014
Total shareholders' equity	$ 1,181	$ 1,161	$ 1,132	$ 1,107
Goodwill and intangibles	(274)	(269)	(265)	(263)
Tangible common equity	$ 907	$ 892	$ 867	$ 844
Total assets	$ 8,486	$ 8,530	$ 8,592	$ 8,632
Goodwill and intangibles	(274)	(269)	(265)	(263)
Tangible assets	$ 8,212	$ 8,261	$ 8,327	$ 8,369
Tangible common equity/tangible assets	11.04%	10.80%	10.41%	10.09%

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Investor Relations Information

- The following information can be found on our Investor Relations Web site at www.nationalpennbancshares.com
    - SEC Filings
    - Corporate News
    - Analyst Estimates
    - and much more
- Contact information
    - Michael J. Hughes, Chief Financial Officer

      484.709.3305 | michael.hughes@nationalpenn.com
    - Michelle H. Debkowski, Investor Relations Officer

      484.709.3255 | michelle.debkowski@nationalpenn.com

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST

NATIONAL PENN

BANKING | INSURANCE | INVESTMENTS | TRUST

NATIONAL PENN
BANKING | INSURANCE | INVESTMENTS | TRUST